Exhibit 10.2

FORM OF REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of February 14, 2008, by and among New York Mortgage Trust, Inc., a Maryland corporation (the “Company”), and the purchasers listed on the Schedule of Purchasers attached hereto as Schedule A (each, a “Purchaser” and, collectively, the “Purchasers”).

THE PARTIES TO THIS AGREEMENT enter into this Agreement on the basis of the following facts, intentions and understandings:

A. The Company and the Purchasers have entered into that certain Purchase Agreement, dated as of February 14, 2008 (the “Purchase Agreement”), and, upon the terms and subject to the conditions of the Purchase Agreement, the Company has agreed to issue and sell, and the Purchasers have agreed to purchase, that number of shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) set forth opposite their name on Schedule A attached hereto and in the aggregate, up to 15,000,000 shares (the “Shares”).

B. To induce the Purchasers to execute and deliver the Purchase Agreement, the Company has agreed to provide the Purchasers with the benefit of certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Purchasers hereby agree as follows:

SECTION 1. Certain Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

(a)  Affiliate” shall mean, as to any specified Person, (i) any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, (ii) any executive officer, director, trustee or general partner of the specified Person and (iii) any legal entity for which the specified Person acts as an executive officer, director, trustee or general partner. For purposes of this definition, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly, or indirectly through one or more intermediaries, of the power to direct or cause the direction of the management and policies of such Person, whether by contract, through the ownership of voting securities, partnership interests or other equity interests or otherwise. An indirect relationship shall include circumstances in which a Person’s spouse, children, parents, siblings or mother-, father-, sister- or brother-in-law is or has been associated with a Person.

(b) “Allowable Grace Period” has the meaning assigned thereto in Section 5 of this Agreement.

(c) “Business Day” means a day of the week other than a Saturday, a Sunday or a day which shall be in New York, New York a legal holiday or a day on which banking institutions are authorized or required by law to remain closed.

(d) “Claims” has the meaning assigned thereto in Section 8(a) of this Agreement.

(e) “Closing Date” means the date on which the first Share is initially issued and sold by the Company.

(f) “Commission” means the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

(g) “Effective Date” means the date that the applicable Registration Statement has been declared effective by the Commission.

(h) “Effectiveness Deadline” has the meaning assigned thereto in Section 2(a) of this Agreement.

(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(j) “Indemnified Damages” has the meaning assigned thereto in Section 8(a) of this Agreement.

(k) “Indemnified Party” has the meaning assigned thereto in Section 8(b) of this Agreement.

(l) “Indemnified Person” has the meaning assigned thereto in Section 8(a) of this Agreement.

(m) “Person” means a corporation, association, partnership, limited liability company, organization, business, individual, government or political subdivision thereof or governmental agency.

(n) “Piggyback Registration” has the meaning specified in Section 3(a) of this Agreement.

(o) “Preferred Stock” means the Series A Cumulative Redeemable Convertible Preferred Stock, par value $0.01 per share, of the Company.

(p) “Prospectus” means the prospectus included in the Registration Statement, as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments.

(q) “Purchase Agreement” has the meaning assigned thereto in Recital A of this Agreement.

(r) “Registrable Securities” means the Shares, and any shares of capital stock of the Company issued or issuable with respect to the Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise (including, without limitation, any merger or sale of the Company or sale of all or substantially all of its assets) (for purposes of the proviso in this definition of the term “Registrable Securities,” such shares of capital stock of the Company shall also be referred to as the “Shares”); provided, however, that such Shares shall cease to be Registrable Securities (i) when a registration statement registering such Shares under the Securities Act has been declared or becomes effective and such Shares have been sold, or otherwise transferred by a holder thereof pursuant to such effective registration statement; (ii) when such Shares are sold pursuant to Rule 144 under circumstances in which any legend borne by such Shares relating to restrictions on transferability thereof under the Securities Act is removed; (iii) when such Shares are eligible to be sold pursuant to Rule 144 provided that at least twelve (12) months have lapsed since the Shares were acquired from the Company or an affiliate of the Company; or (iv) when such Shares shall cease to be outstanding.

(s) “Registration Expenses” has the meaning assigned thereto in Section 7 of this Agreement.

(t) “Registration Period” has the meaning assigned thereto in Section 4(a) of this Agreement.

(u) “Registration Statement” means a registration statement of the Company filed under the Securities Act and relating to all of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre-and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

(v) “Required Holders” means the holder of at least a majority of the shares constituting Registrable Securities at the time outstanding; provided, however, that Registrable Securities that are owned directly or indirectly by an Affiliate of the Company shall not be deemed to be outstanding.

(w) “Rule 144” means such rule promulgated under the Securities Act, or any successor thereto, as amended from time to time.

(x) “Trading Day” means a day on which the principal securities exchange or automated quotation system upon which the Registrable Securities are then listed for public trading) shall be open for business.

(y) “Violations” has the meaning assigned thereto in Section 8(a) of this Agreement.

Unless the context otherwise requires, any reference herein to a “section” or “clause” refers to a section or clause, as the case may be, of this Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section or other subdivision. Unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time.

SECTION 2. Registration Under the Securities Act.

(a) The Company shall prepare and, as soon as practicable, but in no event later than twenty (20) days following the Closing Date, file with the Commission a Registration Statement on the appropriate form under the Securities Act (as shall be selected by the Company) relating to the resale of all of the Registrable Securities by the Purchasers from time to time on a delayed and continuous basis pursuant to Rule 415 under the Securities Act, and pursuant to any method or combination of methods legally available (including, without limitation, an underwritten offering, a direct sale to Purchasers or a sale through brokers or agents, which may include sales over the internet). The Company shall use its commercially reasonable best efforts, subject to receipt of necessary information from the Purchasers, to have the Registration Statement declared effective by the Commission as soon as practicable and in any event within ninety (90) days after the initial filing of the Registration Statement (the “Effectiveness Deadline”). In the event that the Commission notifies the Company that not all of the Registrable Securities may be registered for resale pursuant to a Registration Statement on the form used by the Company, the Company shall use its commercially reasonable best efforts to register, and have declared effective, the maximum percentage of Registrable Securities permitted to be included on such Registration Statement (distributed pro rata among the holders of the Registrable Securities on the basis of the number of Registrable Securities owned by such holders), and as soon as practicable thereafter, to register the additional Registrable Securities on such additional Registration Statements as may be required to register the resale of all of the Registrable Securities. By 9:30 a.m. on the Business Day immediately following the Effective Date of the applicable Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement. In no event shall the Company include securities other than Registrable Securities on any Registration Statement filed pursuant to this Section 2 without the prior written consent of the Required Holders. The Company shall use its commercially reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act during the entire Registration Period.

(b) Notwithstanding anything to the contrary contained in this Agreement, in the event the Commission seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities by or on behalf of the Company, or in any other manner, such that the Commission does not permit such Registration Statement to become effective and used for resales in a manner that does not constitute such an offering and that permits the continuous resale at the market by the holders of Registrable Securities participating therein (or as otherwise may be acceptable to each such holder) without being named therein as an “underwriter,” then the Company shall reduce the number of shares to be included in such Registration Statement until such time as the Commission shall so permit such Registration Statement to become effective as aforesaid. In making such reduction, the Company shall first reduce or eliminate the shares to be included by any Person other than a holder of Registrable Securities (if such shares were permitted to be initially included by the Required Holders). If, following such reduction, such characterization still exists, the Company shall then reduce the number of shares to be included by all holders of Registrable Securities on a pro rata basis (based upon the number of Registrable Securities otherwise required to be included for each such holder). In no event shall a Purchaser be required to be named as an “underwriter” in a Registration Statement without such Purchaser’s prior written consent.

SECTION 3. Right to Piggyback Registration.

(a) If at any time following the date of this Agreement and prior to the time one or more Registration Statements covering all Registrable Securities is no longer required to be effective pursuant to this Agreement, there is not an effective Registration Statement covering all of the Registrable Securities and the Company proposes for any reason to register any shares of Common Stock under the Securities Act (other than pursuant to a registration statement on Form S-4 or Form S-8 (or a similar or successor form)) with respect to an offering of Common Stock by the Company for its own account or for the account of any of its stockholders, it shall at each such time promptly give written notice to the holders of the Registrable Securities of its intention to do so (but in no event less than 30 days before the anticipated filing date) and include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after receipt of the Company’s notice (a “Piggyback Registration”). Such notice shall offer the holders of the Registrable Securities the opportunity to register such number of shares of Registrable Securities as each such holder my request and shall indicate the intended method of distribution of such Registrable Securities.

(b) Notwithstanding the foregoing, (A) if such registration involves a public offering, the Purchasers must sell their Registrable Securities to, if applicable, the underwriter(s) at the same price and subject to the same underwriting discounts and commissions as apply to the Company (it being acknowledged that the Company shall be responsible for other expenses as set forth in Section 7) and subject to the Purchasers entering into customary underwriting documentation for selling stockholders in a registered offering, and (B) if, at any time after giving written notice of its intention to register any Registrable Securities pursuant to this Section 3 and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to cause such registration statement to become effective under the Securities Act, the Company shall deliver written notice to the Purchasers and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration; provided, however, that nothing contained in this Section 3(b) shall limit the Company’s liabilities and/or obligations under this Agreement including, without limitation, the obligation to pay liquidated damages under Section 5(b).

SECTION 4. Related Obligations.

(a) The Company shall, subject to the terms and conditions of this Agreement, including Section 5 hereof, use its commercially reasonable best efforts to keep the Registration Statement current and effective at all times, other than during an Allowable Grace Period, until the earlier of (i) the date as of which all of the Purchasers may sell all of the Registrable Securities without restriction pursuant to Rule 144 (or any successor rule thereto) promulgated under the Securities Act (provided that at least twelve (12) months have lapsed since the Shares were acquired from the Company or an affiliate of the Company) or (ii) the date on which all of the Purchasers shall have sold for the first time all of the Registrable Securities pursuant to the Registration Statement (the “Registration Period”), which Registration Statement, (i) shall be available for the sale of the Registrable Securities by the Purchasers, (ii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the Commission to be included therein, (iii) shall comply in all material respects with the requirements of the Securities Act and the Exchange Act and (iv) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

(b) Subject to the terms and conditions of this Agreement, including Section5 hereof, the Company agrees to use its commercially reasonable best efforts to prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement and cause each Prospectus to be supplemented by any required prospectus supplement, in each case as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities, or as may be reasonably requested by a Purchaser in order to incorporate information concerning such Purchaser or such Purchaser’s intended method of distribution (subject to the Company receiving notification and all necessary information from the Purchasers described therein and their respective transferees, assignees and donees).

(c) Not less than three (3) Trading Days prior to the filing of a Registration Statement or any amendment thereto, the Company shall furnish to the Purchasers copies of all such documents proposed to be filed, which documents shall be subject to the review of such Purchasers. In connection with the Purchasers’ review of such documents, the Purchasers agree that they shall provide a written consent or any written comments relating to such documents to the Company within two (2) Trading Days after receipt of such document.

(d) The Company shall promptly notify the Purchasers (i) when the Company has been notified by the Commission whether or not a Registration Statement or any amendment thereto will be subject to a review by the Commission and (ii) if reviewed, when the Company has been notified by the Commission that a Registration Statement or amendment thereto will not be subject to further review. Upon the request of a Purchaser, the Company shall provide such Purchaser true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (with all material, non-public information regarding the Company redacted from such copies). The Company shall respond as promptly as reasonably practicable to any comments received from the Commission with respect to the Registration Statement or any amendments thereto. The Company shall promptly file with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act after the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be reviewed, or will not be subject to further review, such that the Registration Statement shall be declared effective no later than five (5) Trading Days after such notification.

(e) The Company shall furnish to the Placement Agent and each Purchaser whose Registrable Securities are included in the Registration Statement, without charge to such Purchaser, (i) promptly after the same is prepared and filed with the Commission, one copy of such Registration Statement and all amendments and supplements thereto, and (ii) upon the effectiveness of each Registration Statement, such number of copies of the Prospectus and all amendments and supplements thereto, as such Purchaser may reasonably request in writing in order to facilitate the disposition of the Registrable Securities.

(f) Subject to the terms and conditions of this Agreement, including Section 5 hereof, the Company shall use its commercially reasonable best efforts to promptly register and qualify, unless an exemption from registration and qualification applies, the resale of the Registrable Securities under such other securities or “blue sky” laws of the applicable jurisdictions in the United States as any Purchaser reasonably requests in writing and keep such registration or qualification in effect during the Registration Period, other than during an Allowable Grace Period; provided, however, that the Company shall not be required to qualify to do business, subject itself to taxation or consent to general service of process in any jurisdiction in which it is not now so qualified or has not so consented (i.e., service of process which is not limited solely to securities laws violations). The Company shall promptly notify each Purchaser who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of notice of the initiation or threatening of any proceeding for such purpose.

(g) Notwithstanding anything to the contrary set forth herein, as promptly as practicable after becoming aware of such event, the Company shall notify each Purchaser of the happening of any event as a result of which (i) the Registration Statement or any amendment or post-effective amendments thereto, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Prospectus or any amendment or supplement thereto includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, non-public information regarding the Company), and, subject to the terms and conditions of this Agreement, including Section 5 hereof, promptly prepare an amendment to such Registration Statement and supplement to such Prospectus to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Purchaser as such Purchaser may reasonably request. The Company shall also promptly notify each Purchaser (i) when a Prospectus and each Prospectus supplement or amendment thereto has been filed, and when a Registration Statement and each amendment (including post-effective amendments) and supplement thereto has been declared effective by the Commission (notification of such effectiveness shall be delivered to each Purchaser by facsimile or a similar means as soon as practicable, but in any event, no later than two (2) Business Days after such effectiveness, (ii) of any request by the Commission for amendments or supplements to a Registration Statement or related Prospectus, and (iii) of the Company’s reasonable determination that an amendment (including any post-effective amendment) or supplement to a Registration Statement or Prospectus would be appropriate (subject to the terms and conditions of this Agreement including Section 5 hereof).

(h) Subject to the terms and conditions of this Agreement, including Section 5 hereof, the Company shall use its commercially reasonable best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction in the United States, and (ii) if such an order or suspension is issued, obtain the withdrawal of such order or suspension at the earliest practicable moment and notify each holder of Registrable Securities of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding for such purpose.

(i) If any Purchaser may be required under applicable securities law to be described in the Registration Statement as an underwriter and such Purchaser consents to so being named an underwriter, at the request of any Purchaser, the Company shall furnish to such Purchaser, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as a Purchaser may reasonably request (i) a letter, dated as of such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Purchasers, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering by the Company’s counsel consistent with such counsel’s opinion practice, addressed to the Purchasers.

(j) If any Purchaser may be required under applicable securities law to be described in the Registration Statement as an underwriter and such Purchaser consents to so being named an underwriter, upon the written request of such Purchaser, the Company shall make available for inspection by (i) such Purchaser, (ii) legal counsel for such Purchaser and (iii) one (1) firm of accountants or other agents retained by such Purchaser (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Purchaser, and cause the Company’s officers, directors and employees to supply all information which any Purchaser may reasonably request; provided, however, that such Purchaser shall agree in writing to hold in strict confidence and not to make any disclosure (except to such Purchaser) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination such Purchaser is so notified, unless (a) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (b) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement or any other Operative Agreement. Such Purchaser agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and such Purchaser, if any) shall be deemed to limit any Purchaser’s ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(k) The Company shall hold in confidence and not make any disclosure of information concerning a Purchaser provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws or, if applicable, the rules and regulations of the Financial Industry Regulatory Authority, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required to be disclosed in the Registration Statement pursuant to the Securities Act, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other Operative Agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Purchaser is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Purchaser and allow such Purchaser, at the Purchaser’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(l) The Company shall use its commercially reasonable best efforts to cause all Shares to be listed on each securities exchange (including the NASDAQ Stock Market) on which similar securities issued by the Company are then listed, and if not so listed, to be listed on the OTC Bulletin Board and, if listed on the OTC Bulletin Board, use its commercially reasonable best efforts to secure designation of all such Shares covered by such Registration Statement as a “national market system security” within the meaning of Rule 11Aa2-1 of the Commission, no later than the effective date of the Registration Statement.

(m)  In connection with any sale or transfer of Registrable Securities pursuant to the Registration Statement, the Company shall use its commercially reasonable best efforts to cooperate with the Purchasers who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Purchasers may reasonably request and, registered in such names as the Purchasers may request.

(n) The Company shall comply in all material respects with all applicable rules and regulations of the Commission in connection with any registration hereunder.

(o) The Company will use its commercially reasonable best efforts to cause Deloitte & Touche LLP to express their opinion with respect to the financial statements which are included in or incorporated by reference into the Registration Statement and the Prospectus; provided, however, that the opinion shall only be in the form and substance necessary for the Company to file the Registration Statement on the appropriate form under the Securities Act.

(p) The Company shall use its commercially reasonable best efforts to prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent the Company’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the Registration Period, the Company shall use its commercially reasonable best efforts to register the Registrable Securities under the Exchange Act and shall use its commercially reasonable best efforts to maintain such registration through the Registration Period.

(q) The Company shall provide a CUSIP number for all Registrable Securities, not later than the initial effective date of the Registration Statement.

(r)  The Company shall provide and cause to be maintained a registrar and transfer agent for all Registrable Securities covered by any Registration Statement from and after a date not later than the initial effective date of such Registration Statement.

(s) The Company shall not file a registration statement to register any shares of Common Stock (other than the Registrable Securities), any Preferred Stock or any other securities convertible or exchangeable into Common Stock prior to the effectiveness of the Registration Statement unless the Shares may be freely resold pursuant to an effective registration statement or Rule 144 under the Securities Act.

(t) The Company shall use its commercially reasonable best efforts to become eligible to use Form S-3 (or any successor form thereto) for the registration of the resale of the Registrable Securities.

SECTION 5. Grace Period; Liquidated Damages.

(a) Grace Period. Notwithstanding anything to the contrary herein, after a good faith resolution of the Board of Directors of the Company that pending negotiations relating to, or the consummation of, a transaction or the occurrence of an event (x) that would require additional disclosure of material information by the Company in the Registration Statement and which has not been so disclosed, (y) as to which the Company has a bona fide business purpose for preserving confidentiality, or (z) that renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Company to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable, the Company may delay the disclosure of material non-public information concerning the Company (a “Grace Period”); provided, however, that the Company shall promptly (i) notify the Purchasers in writing of a Grace Period (and a Grace Period shall begin on the date of receipt of notification), and (ii) notify the Purchasers in writing of the date on which the Grace Period ends; provided, further, that (A) with respect to a resale registration statement of Form S-3, (x) no single Grace Period shall exceed twenty (20) consecutive days, and (y) during any three hundred sixty-five (365) day period thereof, the aggregate of all of the Grace Periods shall not exceed an aggregate of twenty (20) days, and (B) with respect to a resale registration statement on Form S-11, (x) no single Grace Period shall exceed forty-five (45) consecutive days and (y) during any three hundred sixty-five (365) day period thereof, the aggregate of all Grace Periods shall not exceed an aggregate of ninety (90) days (any Grace Period which satisfies the criteria in clauses (A) and (B) inclusive, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period, the Grace Period shall be deemed to begin on and include the date the Purchasers receive the notice referred to in clause (i) and shall end on and include the later of (x) the date the Purchasers receive the notice referred to in clause (ii) and (y) the date referred to in such notice; provided, however, that no Grace Period shall be longer than an Allowable Grace Period. Each Purchaser shall keep confidential the fact that the Company has issued the notice referred to in clause (i) and the contents thereof, provided that the contents of such notice shall not disclose material, non-public information concerning the Company without the prior consent of the Purchaser.

(b) Liquidated Damages. If any of the following events (each, an “Event”) shall occur and be continuing, then for each day that such Event shall occur and be continuing the Company shall pay to each Purchaser as liquidated damages an amount equal to the product of (x) Four Dollars ($4.00) for each share of Registrable Securities then held by such Purchaser and (y) one-sixtieth of one percent (1/60%) for the first 90 days after the occurrence of an Event, and one-thirtieth of one percent (1/30%) thereafter.

(i) a Registration Statement covering the resale of all of the Registrable Securities is not filed with the Commission within the time specified therefor in Section 2(a) of this Agreement, or a subsequent Registration Statement is not filed within 30 days after the date the Commission shall indicate as being the first date such filing may be made;

(ii) a Registration Statement covering the resale of all the Registrable Securities, or such lesser number of Registrable Securities in the event the number of securities to be registered are reduced in accordance with Section 2(b) of this Agreement, is not declared effective by the Commission (i) within the time specified therefor in Section 2(a) of this Agreement, or (ii) within ten (10) Trading Days after the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be reviewed, or will not be subject to further review, or (iii) with respect to a subsequent Registration Statement, within ninety (90) days after the date on which such filing is made; provided, however, that the liquidated damages shall be prorated to the extent that some, but not all, of the Registrable Securities have been registered for resale under the Registration Statement;

(iii) after a Registration Statement has initially been declared effective, such Registration Statement is not continuously effective except during an Allowable Grace Period;

(iv) a Grace Period exceeds an Allowable Grace Period;

(v) the Registrable Securities may not be sold pursuant to Rule 144 because the Company does not meet the adequate public information condition of Rule 144(c); or

(vi) the Company has not obtained Nasdaq Stock Market listing for the Registrable Securities on or before first date the Registration Statement is declared effective.

provided, however, that if multiple Events have occurred and are simultaneously continuing, then in all events liquidated damages for only one such Event shall accrue (without any duplication of accrual or multiple accruals) with respect to any share of Registrable Securities held by a particular Purchaser. The Company shall pay the applicable Purchasers the liquidated damages that have accrued on the applicable shares of Registrable Securities with respect to a particular Event within thirty (30) days after such Event is no longer continuing and in any event within forty-five (45) days after such Event occurs, and, if applicable, every thirty (30) days thereafter. If the Company fails to pay any liquidated damages pursuant to this Section 5(b) in full within seven (7) days after the date payable, the Company will pay interest thereon at a rate of twelve percent (12%) per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchasers, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

The parties to this Agreement agree that the Purchasers that hold shares of Registrable Securities may suffer damages in the event that an Event has occurred and is continuing, and that it would not be possible to ascertain the amount of such damages. The parties to this Agreement further agree that the liquidated damages provided for in this Section 5(b) of this Agreement constitute a reasonable estimate of the damages that may be incurred by the Purchasers by reason of an Event.

SECTION 6. Purchaser’s Obligations.

(a) Each Purchaser acknowledges that a condition precedent to the obligations of the Company pursuant to Sections 2 and 4 of this Agreement with respect to the Registrable Securities of a particular Purchaser shall be that (i) such Purchaser shall complete or cause to be completed the Registration Statement Questionnaire attached hereto as Appendix I and deliver such completed and executed Registration Statement Questionnaire to the Company within five (5) Business Days of the date of this Agreement, and (ii) the information in such Registration Statement Questionnaire shall be true, correct and complete as of the date hereof and will be true, correct and complete as of the effective date of the Registration Statement and each day thereafter (provided that, if necessary to make the statement accurate, such Purchaser shall be entitled to update such information prior to the effective date of the Registration Statement), and (iii) shall execute such documents in connection with such registration as the Company may reasonably request. Each Purchaser shall promptly notify the Company of any material change with respect to such information previously provided to the Company by such Purchaser.

(b) Each Purchaser agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 4(h) or the first sentence of Section 4(g) of this Agreement, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Purchaser’s receipt of the copies of the amended or supplemented Prospectus contemplated by Section 4(g) of this Agreement or receipt of notice that no amendment or supplement is required and, if so directed by the Company, such Purchaser shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies of the Prospectus covering such Registrable Securities current at the time of receipt of such notice (other than a single file copy, which such Purchaser may keep) in such Purchaser’s possession. Each transferee of such Registrable Securities agrees, by acquisition of the Registrable Securities, that no holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to the Registration Statement or to receive or use a Prospectus relating thereto, unless such holder, prior to use of such Registration Statement for the disposition of Registrable Securities, (i) agrees to be bound by the terms of this Agreement, and (ii) has furnished the Company with the completed Registration Statement Questionnaire required to be provided by each Purchaser under Section 6(a) above.

(c) The Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act or any applicable state securities laws, except as contemplated in the Registration Statement or as otherwise permitted by law.

SECTION 7. Registration Expenses. The Company agrees to bear and to pay or to cause to be paid promptly, upon request being made therefor, all Registration Expenses (defined below) incident to the Company’s performance of or compliance with this Agreement, including (a) all Commission and registration and filing fees and expenses of any exchange on which the securities are listed, (b) all fees and expenses in connection with the qualification of the Registrable Securities for offering and sale under the State securities and blue sky laws referred to in Section 4(f) hereof, (c) all expenses relating to the preparation, and reproduction of the Registration Statement, and any Piggyback Registration, required to be filed hereunder, each Prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Registrable Securities and all other documents relating hereto, (d) internal expenses (including all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), and (e) the reasonable fees, disbursements and expenses of one (1) counsel for the Purchasers, as selected by the Company (unless reasonably objected to by holders of at least a majority in aggregate of the Registrable Securities being registered), which shall not exceed Fifty Thousand Dollars ($50,000), and reasonable fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the “Registration Expenses”). To the extent that any out-of-pocket Registration Expenses are actually paid by any holder of Registrable Securities, the Company shall reimburse such person for the full amount of the Registration Expenses so paid promptly after receipt of all documents requested by the Company in connection therewith. Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts, commissions and transfer taxes, if any, attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly).

SECTION 8. Indemnification.

(a) Indemnification by the Company. In connection with the Registration Statement, the Company shall indemnify and hold harmless each Purchaser, the directors, officers, members, partners, employees, agents and representatives of each Purchaser, and each Person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement (which settlement shall be approved by the Company in accordance with the provisions of this Section 8(a)) or expenses (collectively, “Claims”) actually incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the Commission, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any amendment (including post-effective amendments) or supplement thereto in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary or final Prospectus (as amended or supplemented, if any) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading (the matters in the foregoing clauses (i) through (ii) being, collectively, “Violations”). Subject to Section 8(c) of this Agreement, the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 8(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company or an underwriter by any Indemnified Person expressly for use in connection with the preparation of the Registration Statement of any such amendment thereof or supplement thereto; (ii) shall not be available to the extent such Claim is based on a failure of the Purchaser to deliver or to cause to be delivered the Prospectus made available by the Company (to the extent applicable), including a corrected Prospectus, if such Prospectus or corrected Prospectus was timely made available by the Company pursuant to Section 4 of this Agreement, (iii) if the Company shall have notified the Purchaser in a timely manner, shall not apply to any use of any Registration Statement or Prospectus during a period when a stop order has been issued in respect thereof or any actions or proceedings for that purpose have been initiated, or use of a Registration Statement or Prospectus during an Allowable Grace Period; and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Purchasers pursuant to Section 10(b) of this Agreement.

(b) Indemnification by each Purchaser. In connection with the Registration Statement, each such Purchaser agrees to severally, and not jointly, indemnify, hold harmless and defend, the Company, the directors, officers, members, partners, employees, agents and representatives of the Company, and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Party”), against any Claims or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claims or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use in connection with such Registration Statement and, subject to Section 8(c) of this Agreement, such Purchaser will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 8(b) and the agreement with respect to contribution contained in Section 8(d) of this Agreement shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Purchaser, which consent shall not be unreasonably withheld or delayed; provided, further, that the Purchaser shall be liable under this Section 8(b) for only that amount of the Claims and Indemnified Damages as does not exceed the proceeds to such Purchaser as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnification agreement shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Purchasers pursuant to Section 10(b) of this Agreement. In no event shall any Purchaser have any liability or obligation to pay for or contribute to any damages caused solely and directly by any other Purchaser.

(c) Notice. Promptly after an Indemnified Person or Indemnified Party under this Section 8 has knowledge of any Claim as to which such Indemnified Person reasonably believes indemnity may be sought or promptly after such Indemnified Person or Indemnified Party receives notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 8, deliver to the indemnifying party a written notice of such Claim, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed under this Agreement, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses of such counsel to be paid by the indemnifying party if: (i) the indemnifying party shall have failed to assume the defense of such Claim within three (3) Business Days after receipt of notice of the Claim and to employ counsel reasonably satisfactory to such Indemnified Person or the Indemnified Party, as the case may be; or (ii) in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding; provided, further, that, in the case of clause (ii) above, the indemnifying party shall not be responsible for the reasonable fees and expense of more than one (1) separate legal counsel for such Indemnified Person or Indemnified Party. In the case of an Indemnified Person, the legal counsel referred to in the immediately preceding sentence shall be selected by the Purchasers holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised of the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a full release from all liability in respect to such Claim and action and proceeding. After indemnification as provided for under this Agreement, the rights of the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party as provided in this Agreement shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 8, except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action.

(d) Contribution. Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 8(a) or Section 8(b) are unavailable to or insufficient to hold harmless an Indemnified Party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) (“Losses”) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the Indemnified Party in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(d). The amount paid or payable by an indemnified party as a result of the Losses referred to above shall be deemed to include any reasonable legal or other fees or expenses actually incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Purchaser shall be required to contribute any amount in excess of the amount by which the dollar amount of the gross proceeds received by such Purchaser from the sale of any Registrable Securities exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers’ obligations in this Section 8(d) to contribute shall be several in proportion to the number of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

(e) Payment of Indemnified Damages. The indemnification required by this Section 8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(f) Remedies Not Exclusive. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to law.

(g) Representation; Waiver. The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel, other than the Company’s counsel, during the negotiations regarding the provisions of this Section 8 and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 8 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 8, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 8 and further agree not to attempt to assert any such defense.

SECTION 9. Rule 144. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to, so long as any Purchaser owns any Registrable Securities:

(a) use its commercially reasonable best efforts to make and keep public information available, as those terms are understood and defined in Rule 144(c) under the Securities Act;

(b) use its commercially reasonable best efforts to file with the Commission in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c) furnish to any Purchaser promptly upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to the appropriate form under the Securities Act (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents of the Company, and (iii) such other information as a Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing a Purchaser to sell any such Registrable Securities without registration or pursuant to such form.

SECTION 9. Miscellaneous.

(a) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (x) upon receipt, when delivered personally; (y) upon receipt, when sent by facsimile; or (z) two (2) Business Days after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

(i) if to the Company, to:

New York Mortgage Trust, Inc.

1301 Avenue of the Americas New York, New York 10019 Facsimile: (212) 655-6269 Attention: President

with a copy to:

Hunton & Williams LLP 951 East Byrd Street Richmond, Virginia 23219 Facsimile: (804) 788-8218 Attention: Daniel M. LeBey, Esq.

(ii) if to a Purchaser, at its address as set forth on the Schedule of Purchasers attached hereto as Schedule A, or at such other address or addresses as may have been furnished to the Company in writing.

Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (C) provided by a courier or overnight courier service shall be evidence of receipt of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (x), (y) or (z) above, respectively.

(b) Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, heirs and legal representatives; provided, however, that the rights of the Purchasers hereunder may be assigned by a Purchaser to any transferee or assignee of such Purchaser’s Registrable Securities if and only if: (i) such Purchaser agrees in writing with the transferee or assignee to assign such rights, and a draft copy of such agreement is furnished to the Company prior to the purported assignment and an executed copy of such agreement is furnished to the Company within a reasonable time after such assignment, with each such agreement in a form reasonably acceptable to the Company; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such rights are being transferred or assigned; (iii) immediately following such transfer or assignment, the further disposition of such securities by such transferee or assignee is restricted under the Securities Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, such transferee or assignee agrees in writing with the Company to be bound by all of the obligations of a Purchaser under this Agreement by executing a counterpart signature page to this Agreement; (v) such transfer or assignment shall have been made in accordance with the applicable requirements of the Purchase Agreement; and (vi) such transfer or assignment shall have been conducted in accordance with all applicable federal and state securities laws.

(c) Survival. Notwithstanding any investigation made by any party to this Agreement, all representations and warranties made by the Company and the Purchasers herein shall survive the execution of this Agreement, the delivery to the Purchasers of the Registrable Securities being purchased and the payment therefor pursuant to the Purchase Agreement for a period of two (2) years from the Closing Date.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws provisions.

(e) Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

(f) Entire Agreement; Amendments. This Agreement and the Purchase Agreement contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the Required Holders; provided that any Purchaser may give a waiver in writing as to itself. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 10(f), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder. No such amendment or waiver (unless given by a Purchaser as to itself) shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

(g) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile signatures shall be deemed original signatures.

(h) Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

[Remainder Of This Page Has Been Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

“COMPANY”

NEW YORK MORTGAGE TRUST, INC.

By:
Name: Title:

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

“PURCHASER”

Name of Purchaser:

By (Name of Individual representing Purchaser):

Title of Individual representing Purchaser:

Address:

Telephone: __________________________________ Facsimile: ___________________________________

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

S-1

APPENDIX I

NEW YORK MORTGAGE TRUST, INC.

REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the preparation of the Registration Statement, please provide us with the following information:

1. Pursuant to the “Selling Shareholder” section of the Registration Statement, please state your or your organization’s name exactly as it should appear in the Registration Statement:

___________________________________________

2. Please provide the number of shares of New York Mortgage Trust, Inc. that you or your organization will beneficially own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

___________________________________________

3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

_____ Yes _____ No

If yes, please indicate the nature of any such relationships below:

______________________________________________________________
______________________________________________________________

4. Are you (i) an NASD Member (see definition), (ii) a Controlling (see definition) shareholder of an NASD Member, (iii) a Person Associated with a Member of the NASD (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any NASD Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any NASD Member?

Answer: [___] Yes [___] No If “yes,” please describe below:

______________________________________________________________
______________________________________________________________
______________________________________________________________

Schedule A-1

NASD Member. The term “NASD member” means either any broker or dealer admitted to membership in the National Association of Securities Dealers, Inc. or an (“NASD”). (NASD Manual, By-laws Article I, Definitions, as incorporated into the rules of the Financial Regulatory Authority)

Control. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 under the Securities Act of 1933, as amended)

Person Associated with a Member of the NASD. The term “person associated with a member of the NASD” means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its bylaws. (NASD Manual, By-laws Article I, Definitions)

Underwriter or a Related Person. The term “underwriter or a related person” means, with respect to a proposed offering, underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons. (NASD Interpretation)